                                                                   EXHIBIT 10.15

                        COOPERATIVE DEVELOPMENT AGREEMENT

     This Cooperative Development Agreement (the "Agreement") is entered into as of January 22, 2004 (the "Effective Date") by and between Nanosys Inc. ("Nanosys"), a California corporation with a place of business at 2625 Hanover Street, Palo Alto, California 94304 and E.I. du Pont de Nemours and Company ("DuPont"), a Delaware corporation with a place of business at 1007 Market Street, Wilmington, DE 19898.

                                    RECITALS

     Whereas:

     A. DuPont has expertise with respect to printed electronics using DuPont's [*** Redacted] electronic printing technology and the development, design, and manufacture thereof, and Nanosys has expertise with respect to the design and synthesis of nanomaterials and the development of nanotechnology-enabled systems.

     B. DuPont and Nanosys desire to enter into an agreement to cooperate to investigate the commercial feasibility of combining Nanosys' [*** Redacted] nanomaterials technology with DuPont's [*** Redacted] technology for high-performance printed electronics applications

                                    AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     1. DEFINITIONS. In this Agreement, the following words and expressions shall have the following meanings:

          1.1 "Collaboration" means the research and development work set forth in Exhibit A hereto.

          1.2 "Statement of Work ("SOW")" means Exhibit A hereto.

          1.3 "Collaboration Commencement Date" means the date of commencement of the Collaboration under Section 2.1 below.

          1.4 "Technology" means any and all developments, ideas, designs, inventions, information, know-how, and technology.

          1.5 "Collaboration Technology" of a party ("Party") means (i) any and all Technology that such Party's employees or contractors conceive or develop (solely or jointly) in the course of working specifically on the Collaboration, and (ii) any and all Technology conceived or developed (solely or jointly) by or for such Party based on Confidential Information of the other party disclosed to such Party in connection with, or generated under, the Collaboration.


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

         1.6 "Nanosys Collaboration IP" shall mean (i) Nanosys' intellectual property rights in Collaboration Technology of Nanosys, which intellectual property rights were created by Nanosys' employees or contractors (solely or jointly) in the course of specifically working on the Collaboration and (ii) all intellectual property of Nanosys created by or for Nanosys based on DuPont Confidential Information disclosed to Nanosys in connection with, or DuPont Confidential Information generated under, the Collaboration.

         1.7 "DuPont Collaboration IP" shall mean (i) DuPont's intellectual property rights in Collaboration Technology of DuPont, which intellectual property rights were created by DuPont's employees or contractors (solely or jointly) in the course of specifically working on the Collaboration and (ii) all intellectual property of DuPont created by or for DuPont based on Nanosys Confidential Information disclosed to DuPont in connection with, or Nanosys Confidential Information generated under, the Collaboration.

         1.8 "Background IP" of a party means any and all intellectual property rights that such party either (i) owned, controlled, or had rights with respect to prior to the Effective Date; or (ii) develops, or acquires ownership, control, or rights with respect to, during the term of this Agreement but which is not that party's Collaboration IP.

         1.9 "Nanosys [*** Redacted] Nanomaterials Technology" means (i) inorganic semiconductors formed as shape or size controlled nanocrystals (such as quantum dots, nanorods, nanowires, and tetrapods, etc.), having at least [*** Redacted] nanometers, that are subsequently [*** Redacted] as such nanomaterials [*** Redacted]; (ii) any films, laminates, or substrates incorporating such materials; and (iii) all applications and products incorporating electronic [*** Redacted] that rely on such materials.

         1.10 "DuPont [*** Redacted] Technology" means (i) any method for fabricating electronic components through [*** Redacted], where such [*** Redacted] is enabled by [*** Redacted]; (ii) any materials, films, laminates and substrates used in such methods; and (iii) all applications and products incorporating electronic [*** Redacted] that rely on such methods.

         1.11 "Conventional Materials" means traditional semiconducting polymers and semiconducting organic materials such as pentacene; carbon nanotubes; and traditional, continuous inorganic semiconductor [*** Redacted] such as [*** Redacted] and [*** Redacted], including those having at least one cross sectional dimension of [*** Redacted].

         1.12 "Nanosys' Exclusive Field" means compositions, devices, articles, and methods involving or involved in Nanosys [*** Redacted] Nanomaterials Technology, but excluding Conventional Materials, except including
[*** Redacted] when used in an architecture such that [*** Redacted] (e.g. substantially similar to replacing the nanowives in the applications described in Nanosys' Nature Paper (Duan et al, Nature, 425, p 274, 2003) with
[*** Redacted]).



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          1.13 "DuPont's Exclusive Field" means compositions (including without limitation Conventional Materials), devices, articles, and methods involving or involved in Dupont [*** Redacted] Technology, but excluding Conventional Materials used in conjunction with Nanosys [*** Redacted] Nanomaterials Technology, and excluding [*** Redacted] when used in an architecture such that [*** Redacted] (e.g. substantially similar to replacing the nanowives in the applications described in Nanosys' Nature Paper (Duan et al, Nature, 425, p 274,
2003) with [*** Redacted]). For the avoidance of doubt, Conventional Processes used in conjunction with Nanosys [*** Redacted] Nanomaterials Technology are not in DuPont's Exclusive Field nor in Nanosys' Exclusive Field.

          1.14 "Overlap Field" means the fields which fall within both Nanosys' Exclusive Field and DuPont's Exclusive Field.

          1.15 "Confidential Information" is defined in Section 6 below.

          1.16 "Joint Developments" is defined in Section 4.4 below.

          1.17 "Filing" means any application for or registration of a patent, patent right (or similar right under foreign law), utility model, copyright or mask work right with respect to Collaboration Technology.

          1.18 "Collaboration Right" means any patent, patent right (or similar right under foreign law), utility model, copyright or mask work right issued or registered as a result of a Filing.

     2. COLLABORATION WORK.

          2.1 Each party shall use its commercially reasonable efforts to perform its Collaboration obligations as set forth in Exhibit A. It is understood and agreed that the Collaboration is in the nature of research, that successful completion of the research is not assured, and that, so long as a party uses its commercially reasonable efforts as set forth in the preceding sentence, that party will not be in default for any failure to achieve any particular result or to complete any particular deliverable. The parties shall commence the Collaboration January 22, 2004.

          2.2 Nanosys agrees to allocate to the Collaboration the number of full-time equivalent individuals (FTEs) specified in the SOW.

          2.3 Where appropriate and agreed in each case, and in accordance with the SOW, either party's employees may work with the other party at the other party's facility. All employees of one party visiting the other party's facility shall comply with the rules and regulations applicable at that facility, as communicated to such employees.

          2.4 Any and all materials supplied by one party to the other party shall be used by the recipient only to perform its Collaboration obligations.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

          2.5 Except as set forth in Section 3 below, each party shall bear its own costs and expenses in carrying out the Collaboration.

          2.6 The following persons ("Collaboration Managers") shall be appointed to direct the conduct of the parties with respect to the
Collaboration:

                                (a) For DuPont:

                                    Dr. Kurt L. Adams
                                    Research Manager, DuPont CR&D
                                    Experimental Station, E328/225
                                    Rt. 41 Between Rt. 202 & 52
                                    Wilmington, DE 19880-0356
                                    Phone: 302-695-7878
                                    fax: 302-695-7742
                                    E-mail: Kurt.L.Adams@usa.dupont.com

                                (b) For Nanosys:

                                    Stephen Empedocles
                                    Director, Business Development
                                    Nanosys Inc.
                                    2625 Hanover Street
                                    Palo Alto, CA 94304
                                    Phone: (650) 331-2103
                                    fax: (650) 331-2101
                                    E-mail: sempedocles@nanosysinc.com

The Collaboration Managers shall have the authority to approve in writing changes to Exhibit A, including, as applicable, specifications, scope of work, and milestones. The Collaboration Managers shall have no other authority to amend this Agreement. Each party may change its Collaboration Manager on written notice to the other party, provided that the replacement Collaboration Manager is at a similar level of authority at the party making the replacement, or as otherwise agreed to by the parties.

          2.7 If either party desires to propose changes to the Collaboration, it shall notify the other party in writing of such proposal and the reasons for such proposal. The other party will give each such proposal its prompt attention. If DuPont and Nanosys agree to any such change, the change shall be evidenced by a written confirmation signed by the Collaboration Managers of both parties. Such a written confirmation shall amend Exhibit A.

     3. PAYMENTS TO NANOSYS.

          3.1 DuPont shall pay to Nanosys the following payments at the following times:

                      Time of Payment                                                        Amount of Payment
                      ---------------                                                        -----------------
Collaboration Commencement Date

Three (3) months after the Collaboration Commencement Date                                   $ [*** Redacted]

Six (6) months after the Collaboration Commencement Date                                     $ [*** Redacted]

Nine (9) months after the Collaboration Commencement Date                                    $ [*** Redacted]

* These amounts (for the latter three (3) quarters) are nonbinding estimates of the effort that may be required from Nanosys in these quarters, based on experience in similar investigations. These estimates may be revised on a quarterly basis based on the learnings from the previous quarter. All amounts are and will be based on a rate of [*** Redacted] per FTE-quarter.

For the avoidance of doubt, the latter [*** Redacted] payments will not be due if this Agreement terminates under Section 10.2 below.

     4. OWNERSHIP.

          4.1 Each party shall retain its ownership of its Background IP. No rights are granted pursuant to this Agreement with respect to any Background IP.

          4.2 Whether Collaboration Technology is jointly or solely made shall be determined according to United States patent law or, as to original works of authorship, according to United States copyright law. Except as to patent ownership, all other questions concerning the construction or effect of patent applications and patents shall be decided in accordance with the laws of the country in which the particular patent application concerned has been filed or granted.

          4.3 Each of Nanosys and DuPont shall own the Collaboration Technology solely made by its respective employees, agents, and contractors. Subject to Sections 4.5, 5, 6, and 7 below, sole ownership of Collaboration Technology shall vest in the owning party the exclusive right to determine whether and how the Collaboration Technology and the associated intellectual property rights are to be protected and exercised throughout the world.

          4.4 Nanosys and DuPont shall jointly own jointly made Collaboration Technology ("Joint Developments"), with no duty to account, and, subject to Sections 4.5, 5, 5, 6, and 7 below, each party shall have the right to use and exploit such Joint Developments without consent of the

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portion have been filed separately with the Commission.

other party. Each party waives any rights under applicable law that it may have to require consent or an accounting. Subject to Sections 4.5, 5, 6, and 7 below, joint ownership of Collaboration Technology and the associated intellectual property rights shall vest in the parties the joint right to determine whether and how the Collaboration Technology and the associated intellectual property rights are to be protected and exercised throughout the world.

          4.5 Each party agrees that it will not use any of its solely owned or jointly owned Collaboration Technology (or any associated solely owned or jointly owned Collaboration IP) in the Overlap Field, except as may be agreed by the parties in writing. If either party desires to use any such Collaboration Technology and/or Collaboration IP in the Overlap Field, it may provide written notice to the other party, in appropriate detail, of the proposed scope of such use. Within ninety (90) days after such notice, the other party shall, by written notice to the original notifying party, respond either (i) granting permission for such use, or (ii) offering to negotiate the terms and conditions of such use, it being understood that neither party shall be obligated to enter into any particular agreement or arrangement, nor shall either party be obligated to enter into any agreement or arrangement that is inconsistent with its then current obligations to third parties. Any failure to so respond within this ninety (90) day period shall be irrevocably deemed permission for the originally notifying party to use such Collaboration Technology and/or Collaboration IP as proposed in the original party's notice. With respect to Collaboration IP for which permission is so granted, to the extent such Collaboration IP is solely owned by the party granting such permission, such party shall be deemed to have granted to the other party a worldwide, nontransferable (except as set forth in Section 11.7 below), royalty free license, only under such Collaboration IP, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, in each case limited to the scope of use specified in the licensee's notice provided as set forth hereinabove.

     5. LICENSES.

          5.1 Subject to the terms and conditions of this Agreement, Nanosys agrees to grant, and hereby grants, to DuPont a worldwide, nonexclusive (except as set forth in Section 5.1(i) hereinbelow), nontransferable (except as set forth in Section 11.7 below), royalty free license, only under the Nanosys Collaboration IP, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, provided that:

                    (i) this license shall be exclusive (including as to Nanosys) for use of the Nanosys Collaboration IP in DuPont's Exclusive Field, subject to Section 5.1(ii) below, and

                    (ii) no license is granted by Nanosys for use of any Nanosys Collaboration IP in Nanosys' Exclusive Field (it being understood that Nanosys' Exclusive Field includes, without limitation, the Overlap Field).

          5.2 Subject to the terms and conditions of this Agreement, DuPont agrees to grant, and hereby grants, to Nanosys a worldwide, nonexclusive (except as set forth in Section 5.2(i) hereinbelow), nontransferable (except as set forth in Section 11.7 below), royalty free license, only under the DuPont Collaboration IP, to design, develop, make, have made, use, import, offer to sell, and sell or distribute any product or item and to practice any method or process, provided that:

                    (i) this license shall be exclusive (including as to DuPont) for use of the DuPont Collaboration IP in Nanosys' Exclusive Field, subject to
Section 5.2(ii) below, and

                    (ii) no license is granted by DuPont for use of any DuPont Collaboration IP in DuPont's Exclusive Field (it being understood that DuPont's Exclusive Field includes, without limitation, the Overlap Field).

          5.3 Each party shall have the right to grant sublicenses (and authorize the granting of further sublicenses) under the license granted to it in Section 5.1 or 5.2 above, as applicable.

          5.4 No party shall be obligated to provide any Technology or deliverable in connection with the licenses granted in this Section 5; all deliverables under this Agreement are specified exclusively in Exhibit A.

     6. CONFIDENTIAL INFORMATION.

          6.1 The term "Confidential Information" shall mean any information or materials disclosed by one party to the other, pursuant to this Agreement, which is in written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other, provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure or disclosure resulting from such access, which written summary is marked in a manner to indicate its confidential nature and delivered to the receiving party. Confidential Information shall also include any information disclosed as a result of access to the other party's premises or property.

          6.2 Each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except for the Collaboration, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other party's Confidential Information, and shall not disclose such Confidential Information to any third party except as reasonable and necessary to exercise its rights and perform its obligations pursuant to this Agreement, and under substantially similar restrictions as those set forth in this section. Without limiting the foregoing, each party shall use at least the same procedures and degree of care which it uses to prevent the disclosure or misuse of its own confidential information of like importance to prevent the disclosure or misuse of Confidential Information disclosed to it by the other party under this Agreement, but in no event less than reasonable care.

          6.3 Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which:

                    (i) was generally known and available at the time it was disclosed or becomes generally known and available through no fault of the receiving party;

                    (ii) was known to the receiving party, without restriction, at the time of disclosure as shown by the files of the receiving party in existence at the time of disclosure;

                    (iii) is disclosed with the prior written approval of the disclosing party;

                    (iv) was independently developed by the receiving party without any use of the Confidential Information and by employees or other agents of the receiving party who have not been exposed to the Confidential Information, provided that the receiving party can demonstrate such independent development by documented evidence prepared contemporaneously with such independent development; or

                    (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights.

In addition, each party shall be entitled to disclose the other party's Confidential Information to the extent such disclosure is required by the order or requirement of a court, administrative agency, or other governmental body; provided, that the party required to make the disclosure shall provide prompt, advance notice thereof to enable the other party to seek a protective order or otherwise prevent such disclosure.

     7. INTELLECTUAL PROPERTY PROTECTION.

          7.1 Nanosys and DuPont Collaboration Technology. Nanosys shall have the sole right at its expense to prepare, file and prosecute Filings related to any Collaboration Technology solely owned by Nanosys and to maintain Collaboration Rights issued thereon. DuPont shall have the sole right at its expense to prepare, file and prosecute Filings related to any Collaboration Technology solely owned by DuPont and to maintain Collaboration Rights issued thereon.

          7.2 Joint Developments. The parties shall confer on (i) protection of Joint Developments through Filings on the Joint Development and/or through maintenance of the Joint Development as a trade secret, and (ii) preparation, filing, prosecution and maintenance of Filings and Collaboration Rights related to Joint Developments. The parties shall agree by whom Filings will be done in a country for a particular Joint Development. If only one party wants to protect a Joint Development through a Filing on that Joint Development, then that party shall be entitled to do so, at its sole expense and in its own name. If both parties share the expense of such Filing, then the Filing shall be made on behalf of both parties and shall name each party as joint and equal owner in such country of the Joint Development and of the resulting Collaboration Right. If one party does not share the expense of such Filing, then the Filing shall be made on behalf of the party which makes the Filing and shall name such party as the sole owner in such country of the Collaboration Right pertaining to such Joint Development, and the party which makes the Filing shall be deemed to have granted the other party a nonexclusive (except as set forth hereinbelow), irrevocable, perpetual, fully paid, royalty free license, with right to sublicense (and authorize the granting of further sublicenses), only under such Collaboration Right, without restriction, including to practice any process or method, and to design, develop, make, use, have made, offer to sell, and sell or distribute any product or item, provided that (A) in the case of such license from Nanosys to DuPont (I) this license shall be exclusive (including as to Nanosys) for use of the Collaboration Right in DuPont's Exclusive Field, subject to clause (A)(II) hereinbelow, and (II) no license is granted by

Nanosys for use of the Collaboration Right in Nanosys' Exclusive Field (it being understood that Nanosys' Exclusive Field includes, without limitation, the Overlap Field); and (B) in the case of such a license from DuPont to Nanosys (I) this license shall be exclusive (including as to DuPont) for use of the Collaboration Right in Nanosys' Exclusive Field, subject to clause (B)(II) hereinbelow, and (II) no license is granted by DuPont for use of the Collaboration Right in DuPont's Exclusive Field (it being understood that DuPont's Exclusive Field includes, without limitation, the Overlap Field). If either party does not pay its one-half share of maintenance expenses with respect to a Collaboration Right, then sole ownership of that Collaboration Right shall be transferred and assigned to the other party, subject to a license to the non-owning party as set forth hereinabove.

          7.3 Infringement Prosecution.

               (a) (i) Nanosys shall have the sole right to prosecute claims of infringement or misappropriation of Collaboration Rights (whether owned by Nanosys, owned by DuPont, or jointly owned by Nanosys and DuPont) or misappropriation of any trade secret with respect to Collaboration Technology (whether of Nanosys, of DuPont, or jointly of Nanosys and DuPont), where such infringement or misappropriation is primarily in Nanosys' Exclusive Field. In each such case, DuPont shall, at Nanosys' expense, take all actions reasonably requested by Nanosys in such prosecution (which may include participation as a named plaintiff, subject to indemnification by Nanosys of DuPont for any liability to third parties resulting from such participation as a plaintiff).

                    (ii) DuPont shall have the sole right to prosecute claims of infringement or misappropriation of Collaboration Rights (whether owned by Nanosys, owned by DuPont, or jointly owned by Nanosys and DuPont) or misappropriation of any trade secret with respect to Collaboration Technology (whether of Nanosys, of DuPont, or jointly of Nanosys and DuPont), where such infringement or misappropriation is primarily in DuPont's Exclusive Field. In each such case, Nanosys shall, at DuPont's expense, take all actions reasonably requested by DuPont in such prosecution (which may include participation as a named plaintiff, subject to indemnification by DuPont of Nanosys for any liability to third parties resulting from such participation as a plaintiff).

                    (iii) For the avoidance of doubt, the determination of whether any infringement or misappropriation is primarily in Nanosys Exclusive Field or Dupont's Exclusive field shall be determined by good-faith discussions between the parties, when such infringement or misappropriation occurs in the Overlap Field. Regardless of this determination, either party shall have the right to prosecute claims of infringement or misappropriation of Collaboration Rights (whether owned by Nanosys, owned by DuPont, or jointly owned by Nanosys and DuPont) or misappropriation of any trade secret with respect to Collaboration Technology (whether of Nanosys, of DuPont, or jointly of Nanosys and DuPont), where such infringement or misappropriation is in the Overlap Field, if the other party chooses not to pursue such prosecution. In each such case, the obligations of Nanosys and DuPont to support a prosecution initiated by the other party shall be as set forth in paragraphs (i) and (ii) of this
Section 7.3(a).

               (b) Except as set forth in Section 7.3(a) above, each party shall have the sole right to prosecute claims of infringement of any Collaboration Right owned solely by such party or infringement or misappropriation of any trade secret with respect to Collaboration Technology owned solely by such party.

               (c) Except as set forth in Section 7.3(a) above, if either party (the "Notifying Party") wishes to commence an action against a third party for actual or potential infringement or misappropriation ("Infringement") of any jointly owned Joint Development or related jointly owned Collaboration Right, then such party shall promptly so notify the other party (the "Other Party") in writing of such Infringement (the "Infringement Notice"), and the following shall apply:

                    (i) The Notifying Party shall have the sole right to prosecute such Infringement for a period of ninety (90) days after the date of the Infringement Notice, provided that the Other Party may, by written notice within thirty (30) days after the Infringement Notice, elect to participate in the Infringement action and agree to pay one-half of the costs of such prosecution. In such event, the parties shall jointly control and cooperate in prosecution of such Infringement action and shall share equally in any monetary award resulting from such prosecution.

                    (ii) If the Other Party elects to participate and share costs as set forth in Section 73(c)(i), but the Notifying Party does not take reasonable actions to prosecute the Infringement action before the end of such ninety (90) day period, or notifies the Other Party that it does not intend to prosecute such Infringement, then (A) the Other Party shall have the sole right for sixty (60) days at its expense to prosecute such Infringement and retain any monetary award resulting therefrom, and (B) the Notifying Party shall, at the Other Party's expense, take all actions reasonably requested by the Other Party in such prosecution (which may include participation as a named plaintiff, subject to indemnification by the Other Party of the Notifying Party for any liability to third parties resulting from such participation as a plaintiff). If the Other Party does not take reasonable actions to prosecute such Infringement action before the end of such sixty (60) day period, or notifies the Notifying Party that it does not intend to prosecute such Infringement, then Section 7.3(c) shall become applicable again.

                    (iii) If the Other Party does not elect to participate and share expenses as set forth in Section 7.3(c)(i):

                         (A) If the Notifying Party takes reasonable actions to
prosecute the Infringement action during the ninety (90) days after the date of the Infringement Notice, then (I) the Notifying Party shall have the sole right to prosecute such Infringement and retain any monetary award resulting therefrom, and (II) the Other Party shall, at the Notifying Party's expense, take all actions reasonably requested by the Notifying Party in such prosecution (which may include participation as a named plaintiff, subject to indemnification by the Notifying Party of the Other Party for any liability to third parties resulting from such participation as a plaintiff).

                         (B) If the Notifying Party does not take reasonable

actions to prosecute the Infringement action before the end of such ninety (90) day period, or notifies the Other Party that it does not intend to prosecute such Infringement, then Section 7.3(c) shall become applicable again.

                    (iv) If a party prosecutes an Infringement and the other party does not bear one-half the costs of such prosecution as set forth above, then the prosecuting party shall retain the entire amount of any monetary award resulting from such prosecution.

               (d) If a party prosecuting an Infringement action with respect to any jointly owned Joint Development or jointly owned Collaboration Right on its own abandons the Infringement action, then Section 7.3(c) above shall again apply with respect to that Infringement.

          7.4 Further Assurances. At any time or from time to time on and after the date of this Agreement, each party shall at the request of the other party
(i) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of license, and (ii) take or cause to be taken all such other actions, in each case as the other party may reasonably deem necessary or desirable in order for the other party to obtain the full benefits of this
Section 7 and the activities contemplated hereby.

     8. WARRANTY DISCLAIMER.

     NEITHER NANOSYS NOR DUPONT MAKES ANY WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, ALL DELIVERABLES AND OTHER ITEMS ARE PROVIDED BY EACH PARTY "AS IS," AND ALL LICENSES GRANTED BY EACH PARTY ARE GRANTED "AS IS."

     9. LIMITATION OF LIABILITY.

     NEITHER PARTY SHALL HAVE ANY LIABILITY FOR COSTS OF SUBSTITUTE PRODUCTS OR SERVICES, OR FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR INDIRECT DAMAGES OR LIABILITIES, INCLUDING WITHOUT LIMITATION SUCH DAMAGES OR LIABILITIES FOR LOSS OF REVENUE, LOSS OF BUSINESS, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, OR COST OF CAPITAL, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF A PARTY HERETO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTY'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID OR PAYABLE BY DUPONT TO NANOSYS UNDER THIS AGREEMENT, provided that, as to DuPont, this shall be in addition to DuPont's obligation to pay such amounts. These limitations, however, shall not apply to either party's liability, if any, (i) for contribution or indemnity with respect to liability to third parties for personal injury, death, or damage to tangible property, (ii) exceeding the scope of the licenses in Section 5 (Licenses), (iii) breach of Section 6 (Confidential Information), or (iv) infringement of the other party's intellectual property rights.

     10. TERM AND TERMINATION.

          10.1 Term. This Agreement shall commence as of the Effective Date and, subject to Section 10.2 below, shall continue until January 22, 2005 unless earlier terminated as set forth herein.

          10.2 Q1 Checkpoint. This Agreement shall terminate three (3) months after the Collaboration Commencement Date, unless the parties have agreed, in a writing referencing this Section 10.2, to continue the Collaboration under this Agreement.

          10.3 Termination Due to Bankruptcy, etc. In the event a party: (i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within thirty (30) days after filing; (iii) proposes any dissolution, composition or financial reorganization with creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or (iv) such party makes a general assignment for the benefit of creditors; then the other party may terminate this Agreement by notice to the non-terminating party.

          10.4 Termination Due to Breach. Either party shall have the right to terminate this Agreement if the other party is in material breach of any material term or condition of this Agreement and fails to remedy such breach within thirty (30) days after receipt of written notice of such breach given by the non-breaching party. To terminate this Agreement, the nonbreaching party must provide further written notice of such termination to the breaching party prior to a cure of the breach.

          10.5 Survival. Neither the termination nor expiration of this Agreement shall relieve either party from its obligations to pay the other any sums accrued hereunder. Upon the termination or expiration of this Agreement,
(i) DuPont shall promptly return, or certify the destruction of, to Nanosys all Nanosys Confidential Information, except for such Nanosys Confidential Information as may be reasonable and necessary for DuPont to exercise its surviving rights and licenses under this Agreement, and (ii) Nanosys shall promptly return, or certify the destruction of, to DuPont all DuPont Confidential Information, except for such DuPont Confidential Information as may be reasonable and necessary for Nanosys to exercise its surviving rights and licenses under this Agreement. The parties agree that their respective rights, obligations and duties under Sections 4 (Ownership), 5 (Licenses), 6 (Confidential Information), 7 (Intellectual Property Protection), 8 (Warranty Disclaimer), 9 (Limitation of Liability), 10.5 (Survival), and 11 (Miscellaneous) shall survive any termination or expiration of this Agreement.

     11. MISCELLANEOUS.

          11.1 Publicity. Any press release or other public announcement with respect to this Agreement shall be subject to the mutual agreement of the parties, which agreement shall not be unreasonably withheld.

          11.2 Notices. All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) three days after mailing when mailed (by registered or certified mail, postage paid, only), (ii) on the date sent when made by facsimile transmission with confirmation of receipt (with hard copy to follow by registered or certified mail, postage paid, only), and (iii) on the date received when delivered in person or by courier, provided that notices and communications with respect to administrative and project matters (e.g., changes in meeting times and dates, program specifications, and specific program development activities) (but not legal matters or matters pertaining to or establishing rights under this Agreement), may be provided by e-mail and will be deemed given when sent. All notices shall be provided to the address set forth below or such other place as such party may from time to time designate in writing. Each party may alter its address set forth below by notice in writing to the other party, and such notice shall be considered to have been given three
(3) days after the sending thereof

                      If to Nanosys: Nanosys Inc.
                                     2625 Hanover Street
                                     Palo Alto, California 94304
                                     Fax: (650) 331-2101
                                     Attn: Calvin Y.H. Chow
                                     E-mail: cchow@nanosysinc.com

     with a copy, for matters pertaining to intellectual property, to:

                                     Nanosys Inc.
                                     2625 Hanover Street
                                     Palo Alto, California 94304
                                     Fax: (650) 331-2101
                                     Attn: Matt Murphy
                                     E-mail: mmurphy@nanosysinc.com

                       If to DuPont: Planning Manager, DuPont CR&D
                                     Experimental Station, E328/409
                                     Rt. 41 Between Rt. 202 & 52
                                     Wilmington, DE 19880-0356
                                     Phone: 302 695-4571
                                     Fax: 302-695-4571
                                     E-mail:
                                     Krishna.C.Doraiswamy@usa.dupont.com
     with a copy, for matters pertaining to intellectual property, to:

                                   Barbara C. Sugell, Esg.
                                   DuPont Legal
                                   Barley Mill Plaza 25-1218
                                   Wilmington, DE 19880-0025
                                   Fax: 302-992-5374
                                   E-mail: Krishna.C.Doraiswamy@usa.dupont.com

          11.3 Amendment; Waiver. This Agreement may be amended, modified or supplemented only by a writing that is signed by duly authorized representatives of both parties and that specifically identifies the provision or provisions of this Agreement being amended, modified or supplemented. No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted. Without limiting the foregoing, no consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

          11.4 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

          11.5 Governing Law. This Agreement shall be governed by and construed under the laws of the United States and the State of California, not including its conflict of law provisions.

          11.6 Force Majeure. Except for the payment of money, neither party will be liable for any failure or delay in performance under this Agreement due to fire, explosion, earthquake, storm, flood or other weather, unavailability of necessary utilities or raw materials, war, insurrection, riot, act of God or the public enemy, law, act, order, proclamation, decree, regulation, ordinance, or instructions of government or other public authorities, or any other event beyond the reasonable control of the party whose performance is to be excused. If, however, a party's performance is prevented for sixty (60) days, then the other party shall be entitled to terminate this Agreement on written notice to the party suffering the force majeure at any time prior to resumption of performance by the party suffering the force majeure.

          11.7 Assignment. Neither party may transfer or assign this Agreement, whether by operation of law or otherwise, without the prior written consent of the other party and any attempt to do so without such consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective permitted successors and permitted assigns. Notwithstanding anything in this Agreement, however, either party may assign this Agreement without the other party's prior written consent to a successor to all or substantially all of its assets pertaining to the Collaboration

(e.g., the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets pertaining to the Collaboration), so long as such surviving entity or purchaser shall assume (expressly in writing or by operation of law) the performance of all of the terms of this Agreement.

          11.8 No Third Party Beneficiaries. No person or entity other than DuPont and Nanosys will have any rights or obligations pursuant to this Agreement.

          11.9 Relationship of the Parties. The parties to this Agreement are independent contractors. There is no relationship of agency, partnership, joint venture, employment, or franchise between the parties and this Agreement is negotiated at arm's length with both sides represented by counsel of their choice. Neither party has the authority to bind the other or to incur any obligation on its behalf. Any such act will create a separate liability in the party so acting to any and all third parties affected thereby.

          11.10 Counterparts. This Agreement maybe executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both the parties named below have duly executed or caused to be duly executed a counterpart of this Agreement.

          11.11 Confidentiality of Agreement: Each party agrees that the terms and conditions, but not the existence or general nature, of this Agreement shall be treated as confidential, provided, however, that each party may disclose the terms and conditions of this Agreement: (i) as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in connection with the requirements of a public offering or securities filing; (v) in confidence, to accountants, banks, and financing sources and their advisors; (vi) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

          11.12 Authority. Each party represents and warrants to the other party at the Effective Date (i) that it has the legal right, power, and authority to enter into this Agreement and to fully perform its obligations under this Agreement, and (ii) that the performance of such obligations will not conflict with any agreements, contracts or other arrangements to which it is a party or by which it is bound.

          11.13 Entire Agreement. This Agreement, including all Exhibits to this Agreement, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, letters of intent, term sheets, and agreements, whether written or oral, with respect to the subject matter hereof (including, without limitation, any prior non-disclosure agreement entered into by Nanosys and DuPont).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below effective as of the Effective Date.

NANOSYS INC.                             E.I. DU PONT DE NEMOURS AND COMPANY

By: /s/ Calvin Chow                      By: James C. Romine

Print Name: Calvin Chow                  Print Name: James C. Romine

Title:  Chief Executive Officer          Title: Science Director

Date: 1-20-04                            Date: Jan. 20, 2004

                                    EXHIBIT A

                      Collaboration Statement of Work (SOW)

FIRST QUARTER ACTIVITIES:

TASK O: PRELIMINARY WORK

Milestone:  Set-up for Tasks 1 and 2.

        SUBTASK                                   DESCRIPTION                                     DELIVERABLES
        -------                                   -----------                                     ------------
Order [*** Redacted]                  -     Order [*** Redacted] covering three                 Materials required for task 2
wafers, [*** Redacted] etc                  orders of magnitude in [*** Redacted]
[Nanosys]                                   in a [*** Redacted] sequence.

                                      -     Order required [*** Redacted]
                                            tools to open up several [*** Redacted] in
                                            the [*** Redacted] of each wafer.

Scale up the [*** Redacted]           Fabricate new [*** Redacted] set-up to increase           Capability of [*** Redacted] larger
set-up [Nanosys]                      [*** Redacted] from 4" diagonal circular to 4" web.       area samples. (May be deferred to a
                                                                                                later stage based on cost).

Examine [*** Redacted]                -     Measure electrical properties of [*** Redacted]     Choose a [*** Redacted] and
conductors [DuPont]                         conductors.                                         procedure to use in task 2

                                      -     Establish procedure for [*** Redacted] of
                                            the Si-wafers.

Prepare [*** Redacted]  [DuPont]      Prepare [*** Redacted] and ship to Nanosys                [*** Redacted] and data on
                                                                                                [*** Redacted] of [*** Redacted]
                                                                                                films.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TASK 1: TRANSISTOR PERFORMANCE TARGETS

Milestone: Specify near-term and long-term performance targets for [*** Redacted] TFT devices.

            SUBTASK                              DESCRIPTION                                             DELIVERABLES
            -------                              -----------                                             ------------
Define transistor performance       Near-term and long-term specifications,                DuPont provides written requirements for
targets [DuPont]                    including:                                             near-term (3 month) and long-term
                                                                                           (12 month) performance
                                    -    On-current per micron of channel width

                                    -    Max gate voltage to meet on current

                                    -    Min gate voltage to meet on/off ratio

                                    -    Max s-d voltage

                                    -    On/off ratio

                                    -    Device-to-device uniformity

TASK 2: ASSESS [*** Redacted] for [*** Redacted] for contact to the [*** Redacted] conductor

Milestone: Determine appropriate [*** Redacted] for [*** Redacted] to the conductor, or determine that [*** Redacted] is not a suitable for use with the conductor.

         SUBTASK                                              DESCRIPTION                                  DELIVERABLES
         -------                                              -----------                                  ------------
Prepare [*** Redacted] wafers       -     Use six doped-Si wafers covering three orders of                     None
[Nanosys]                                 magnitude in bulk resistivity in 1, 3, and 10 log sequence.

                                    -     Use photolithography to open up several windows in the
                                          thermal oxide surface of each wafer.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

           SUBTASK                              DESCRIPTION                                   DELIVERABLES
           -------                              -----------                                   ------------
Determine contact resistance        -    Allow for equilibrium native          Evaluation of [*** Redacted] between the
between the [*** Redacted]               oxide growth on the etched            [*** Redacted] conductor and
conductor and [*** Redacted]             windows                               [*** Redacted] and between the [*** Redacted]
[Nanosys]                                                                      conductor and [*** Redacted] covered with
                                    -    [*** Redacted] into wafers            [*** Redacted].

                                    -    Measure [*** Redacted] between
                                         the conductor and [*** Redacted]
                                         using I-V curves

                                    -    Dip wafer in dilute HF to remove
                                         some or all of native oxide.

TASK 3: [*** Redacted] SYNTHESIS, [*** Redacted] AND SUPPLY

Milestone: Supply [*** Redacted] for [*** Redacted] testing in Task 4, and electrical testing in Tasks 5 and 6.

           SUBTASK                              DESCRIPTION                             DELIVERABLES
           -------                              -----------                             ------------
Fabricate [*** Redacted] for        -    Standard [*** Redacted]               [*** Redacted] wafers for use in Task 4
[*** Redacted] testing (no               on 4" wafers.                         Task 4
[*** Redacted] specification)
[Nanosys]
                                    -    [*** Redacted] and [*** Redacted]
                                         evaluated to optimize
                                         [*** Redacted] onto [*** Redacted]

Fabricate [*** Redacted] with       -    [*** Redacted] on 4" wafers.          -   3-4 wafers of [*** Redacted] for Task 5
[*** Redacted] concentration
selected based on results of        -    [*** Redacted] selected based         -   3-4 wafers of [*** Redacted] for Task 6.
Task 2 [Nanosys]                         on Task 2

                                    -    [*** Redacted] optimization
                                         based on results of Task 5

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TASK 4: DETERMINE WHETHER [*** Redacted] and [*** Redacted] are compatible

Milestone: Determine whether [*** Redacted] can be [*** Redacted] by one or more
     [*** Redacted] methods.

Remarks: We have identified [*** Redacted] potential routes for incorporating the [*** Redacted] into the [*** Redacted] process: [*** Redacted],
     [*** Redacted], and [*** Redacted]. All [*** Redacted] routes will be explored in parallel. In order to expedite testing, the [*** Redacted] used in these experiments will be whatever is on hand in sufficient quantity, since no electrical tests are envisioned.

           SUBTASK                                DESCRIPTION                                 DELIVERABLES
           -------                                -----------                                 ------------
Prepare [*** Redacted] [DuPont]     -    Three classes of [*** Redacted]            [*** Redacted] for [*** Redacted]
                                         will be prepared:
                                         [*** Redacted], [*** Redacted],
                                         and [*** Redacted].

                                    -    There will be at least two replicates
                                         of each type, and at least two
                                         different [*** Redacted], so the total
                                         number of [*** Redacted] will be in
                                         the [*** Redacted] range.

                                    -    The [*** Redacted] will be
                                         [*** Redacted] inches wide and
                                         approximately [*** Redacted] inches long.

Cut [*** Redacted] to a suitable    -    To effectively assess the [*** Redacted]   None.
length [Nanosys]                         of the [*** Redacted], they should have
                                         [*** Redacted] commensurate with the
                                         [*** Redacted] (we need to agree on this
                                         [*** Redacted] sooner rather than later).

[*** Redacted]                      -    For the maximum of information             [*** Redacted]
[Nanosys]                                with the minimum of effort, each
                                         [*** Redacted] should have 3 separate
                                         [*** Redacted] along its length.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

           SUBTASK                                DESCRIPTION                        DELIVERABLES
           -------                                -----------                        ------------
                                    -    Selecting the [*** Redacted]
                                         will require a judgment call.
                                         It should be at least high
                                         enough that there is significant
                                         [*** Redacted], but probably not
                                         as much as a [*** Redacted].

[*** Redacted] [DuPont]             -    [*** Redacted]                      None
                                         will be [*** Redacted] onto an
                                         [*** Redacted] to look for
                                         [*** Redacted] in the
                                         [*** Redacted]

                                    -    Nanowires on the conductor will
                                         be imaged onto dielctric layers

                                    -    Nanowires on non-printing donors
                                         will be imaged on s/d patterns

Analysis of [*** Redacted]          -    A combination of optical and        Micrographs and a detailed
[DuPont]                                 electron microscopy will be         report on what worked, what
                                         used to assess the results of       failed, and how it failed.
                                         these [*** Redacted] experiments.

Determine whether we have           -    Joint assessment of results.        Go/no go decision on each of
a viable path for [*** Redacted]                                             the [*** Redacted] paths.
                                    -    Joint determination of
                                         possible paths forward


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TASK 5: BUILD [*** Redacted] Devices

Milestone: Verify that chosen [*** Redacted] function in simple test structures made from DuPont materials.

           SUBTASK                              DESCRIPTION                              DELIVERABLES
           -------                              -----------                              ------------
Build simple test structures        Build up [*** Redacted]                  [*** Redacted] test
[DuPont]                            test structures.                         structures

[*** Redacted]                      Depending on the outcome of our          [*** Redacted] test structures
test structures or [*** Redacted]   our [*** Redacted] assessment,           or
[Nanosys]                           either:

                                    -    [*** Redacted] will be              [*** Redacted] for subsequent
                                         [*** Redacted] the                  [*** Redacted] step.
                                         [*** Redacted] or:

                                    -    [*** Redacted] will be
                                         [*** Redacted] and
                                         [*** Redacted] the test structures.

Finish [*** Redacted] test          Depending on the outcome of our          [*** Redacted] test structures for
structures [DuPont]                 [*** Redacted] assessment, either:       transistor evaluation.

                                    -    source drains are
                                         [*** Redacted] test
                                         structure, or:

                                    -    [*** Redacted] and
                                         source drains will be
                                         [*** Redacted] the test structures.

Verify device performance           We'll both measure the devices and       An assessment of device performance.
[DuPont and Nanoys]                 compare notes.                           Go/no go decision for the next step.


TASK 6: [*** Redacted]

Milestone: Functioning [*** Redacted] TFTs that meet the near term performance targets.

If we have gotten to here, we have a full set of materials that work and a [*** Redacted] method that works. We simply combine them and measure the results.

At the end of this task, we make a Go/no go decision for the program.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

TASK 7: DEVELOP A PLAN FOR ACHIEVING THE LONG-TERM PERFORMANCE TARGETS WITHIN THE [*** Redacted]

                             Figure 1. Gantt chart.

[*** Redacted]


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

NANOSYS PROJECT TEAM MAKEUP:

     -    [*** Redacted] Engineer (95% effort)

     -    [*** Redacted] Engineer (95% effort)

     -    [*** Redacted] Engineer (95% effort)

     -    [*** Redacted] ([*** Redacted] for 25%)
          ([*** Redacted] effort)

          Total effort during first quarter: 3.10 FTEs

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.